EXHIBIT 99.1

FOR IMMEDIATE RELEASE	Media Contacts:	AirTran Airways
July 22, 2009		Christopher White (Media)
678.254.7442

Jason Bewley (Investor Relations)
407.318.5188

AirTran Holdings, Inc. Reports Strong Net Income of $78.4 Million in Second Quarter

- Record Year to Date Operating Profit of $113.9 Million -

ORLANDO, Fla., July/PRNewswire-FirstCall/-- AirTran Holdings, Inc., (NYSE: AAI), the parent company of AirTran Airways, Inc., today reported net income of $78.4 million or $0.56 per diluted share for the second quarter of 2009.  This represents a $93.3 million improvement over the same quarter of 2008, reversing a net loss of $14.8 million or $0.14 per diluted share.

Operating income during the second quarter was $66.2 million.  Year-to-date, the Company has achieved record operating income of $113.9 million, resulting in an operating margin of 9.9 percent, AirTran’s best first half performance since 2001.  Load factors were at all time highs of 80.7 percent for the quarter and 78.6 percent year-to-date.

Included in net income for the second quarter were $31 million of unrealized gains on the Company’s future fuel hedge portfolio, $3.3 million of gains on extinguishment of debt, net of tax, and a $2.4 million write-off of capitalized interest on the disposition of aircraft.  Excluding these items, the economic net income for the second quarter of 2009 was $46.6 million or $0.34 per diluted share.

"We are proud of the continued extraordinary performance of our 8,500 dedicated Crew Members from coast to coast, and we are delighted to report significantly improved financial results as reflected by our strong quarterly net income," said Bob Fornaro, AirTran Airways' chairman, president and chief executive officer. "We remain committed to providing low fares and a superior product that our loyal passengers value.”

During the second quarter, AirTran Airways continued to add service from its principal operating locations of Atlanta, Baltimore, Milwaukee, and Orlando as well as initiating new service to Allentown, Pa., Asheville, N.C., Atlantic City, N.J., Branson, Mo., Charleston, W.Va., and Knoxville, Tenn. Specifically, the Company increased capacity in Milwaukee by over 30 percent as compared to last year and is now the second largest airline serving Milwaukee and its surrounding communities, including Northern Illinois.

 “We are extremely pleased with our customers’ response to AirTran’s expanded network services and particularly to our growth in Milwaukee,” said Kevin Healy, senior vice president of marketing and planning for AirTran Airways. “It is clear that our industry-leading combination of low fares and high-quality amenities, such as new Boeing jets, Business Class, and Inflight Wi-Fi on every flight, is highly valued by our customers across our network.”

AirTran Airways was among the first airlines to react to the changing economic environment in 2008 through a series of proactive initiatives, which included reducing and reallocating capacity, enhancing liquidity, selling and deferring aircraft, and unwinding fuel hedges.  “Our year-to-date results continue to reflect the rewards of the many difficult decisions we made as a Company last year,” said Arne Haak, senior vice president of finance, treasurer and chief financial officer for AirTran Airways. “The combination of reduced capacity, lower fuel prices, and the lowest cost structure of any major airline allows us to compete effectively in what remains a challenging and uncertain economy.”

AirTran Reports Strong Net Income
Page Two

Other highlights of AirTran Airways' accomplishments in the second quarter and to date include:

·	AirTran is the first and only major airline to equip each and every aircraft with high-speed Inflight Wi-Fi service.

·
Ranked #1 among all low-cost carriers for the second consecutive year in the Airline Quality Rating (www.aqr.aero). This is the fifth consecutive year AirTran ranked third or higher for quality among all U.S. carriers in this prestigious rating.

·	Launched service to six new markets: Allentown, Pa., Asheville, N.C., Atlantic City, N.J., Branson, Mo., Charleston, W.Va., and Knoxville, Tenn.

·	Added five new destinations to our Orlando schedule for a total of 35, which represents more destinations served from Orlando than any other airline.

·	Increased capacity by more than 30 percent year-over-year in Milwaukee. Now offering 235 weekly departures, including new service to Denver, Minneapolis, Minn. and St. Louis.

·	Repurchased $29.2 million of our outstanding 7% debt securities year-to-date.

·
Partnered with comedian Mark Malkoff in a Gogo Inflight Wi-Fi campaign that resulted in more than 80 million media impressions and set a new Guinness World Record for most flight segments flown on a commercial aircraft during a 30-day period.

AirTran Holdings, Inc. will conduct a conference call to discuss the quarter's results today at 9:00 a.m. EDT. A live broadcast of the conference call will be available via the Internet in the investor relations section at www.airtran.com.

AirTran Airways, a subsidiary of AirTran Holdings, Inc. (NYSE: AAI) and a Fortune 1000 company, has been ranked the number one low cost carrier in the Airline Quality Rating study for the past two years.  AirTran is the only major airline with Gogo Inflight Internet on every flight and offers coast-to-coast service on North America’s newest all-Boeing fleet. Its low-cost, high-quality product also includes assigned seating, Business Class and complimentary XM Satellite Radio on every flight. To book a flight, visit www.airtran.com.

Editor's note: Statements regarding the Company's operational and financial success, business model, expectation about future success, improved operational performance and our ability to maintain or improve our low costs are forward-looking statements and are not historical facts. Instead, they are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand and acceptance of services offered by the Company, the Company's ability to maintain current cost levels, fare levels and actions by competitors, regulatory matters and general economic conditions. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's annual report on Form 10-K for the year ended December 31, 2008. The Company disclaims any obligation or duty to update or correct any of its forward-looking statements.

Media Contacts:   AirTran Airways
Christopher White (Media)
678-254-7442
Jason Bewley (Investor Relations)
407-318-5188

AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

	Three Months Ended June 30,				Percent
	2009		2008		Change
Operating Revenues:
Passenger	$536,971		$658,634		(18.5)
Other	66,682		34,746		91.9
Total operating revenues	603,653		693,380		(12.9)
Operating Expenses:
Salaries, wages and benefits	122,784		123,392		(0.5)
Aircraft fuel	159,903		368,127		(56.6)
Aircraft rent	60,558		60,841		(0.5)
Distribution	25,019		27,685		(9.6)
Maintenance, materials and repairs	49,468		43,441		13.9
Landing fees and other rents	37,365		33,681		10.9
Aircraft insurance and security services	5,244		5,547		(5.5)
Marketing and advertising	10,237		9,698		5.6
Depreciation	14,104		14,765		(4.5)
(Gain) loss on asset dispositions	2,384		(6,543)		—
Impairment of goodwill	—		8,350		—
Other operating	50,421		50,837		(0.8)
Total operating expenses	537,487		739,821		(27.3)
Operating Income (Loss)	66,166		(46,441)		—
Other (Income) Expense:
Interest income	(699)		(2,682)		(73.9)
Interest expense	19,749		20,291		(2.7)
Capitalized interest	(725)		(2,201)		(67.1)
Other	(3,974)		—		—
Net gains on derivative financial instruments	(27,335)		(43,560)		(37.2)
Other (income) expense, net	(12,984)		(28,152)		(53.9)
Income (Loss) Before Income Taxes	79,150		(18,289)		—
Income tax expense (benefit)	712		(3,459)		—
Net Income (Loss)	$78,438		$(14,830)		—
Income (Loss) per Common Share
Basic	$0.65		$(0.14)		—
Diluted	$0.56		$(0.14)		—
Weighted-average Shares Outstanding
Basic	120,155		109,097		10.1
Diluted	149,113		109,097		36.7
Operating margin	11.0	percent	(6.7	)percent	17.7	pts.
Net margin	13.0	percent	(2.1	)percent	15.1	pts.
Net margin, adjusted*	7.7	percent	(4.6	)percent	12.3	pts.

(continued on next page)

	Three Months Ended June 30,				Percent
	2009		2008		Change
Second Quarter Statistical Summary:
Revenue passengers	6,208,390		6,533,427		(5.0)
Revenue passenger miles (000s)	4,818,428		5,128,676		(6.0)
Available seat miles (000s)	5,968,902		6,457,117		(7.6)
Passenger load factor	80.7	percent	79.4	percent	1.3	pts
Departures	64,058		69,071		(7.3)
Average stage length (miles)	743		742		0.1
Average fare	$86.49		$100.81		(14.2)
Average yield per RPM	11.14	cents	12.84	cents	(13.2)
Passenger revenue per ASM	9.00	cents	10.20	cents	(11.8)
Total revenue per ASM	10.11	cents	10.74	cents	(5.9)
Operating cost per ASM	9.00	cents	11.46	cents	(21.5)
Operating cost per ASM, adjusted*	8.96	cents	11.43	cents	(21.6)
Non-fuel operating cost per ASM	6.33	cents	5.76	cents	9.9
Non-fuel operating cost per ASM, adjusted*	6.29	cents	5.73	cents	9.8
Average cost of aircraft fuel per gallon	$1.72		$3.75		(54.1)
Average economic cost of aircraft fuel per gallon	$1.76		$3.65		(51.8)
Gallons of fuel burned (000s)	92,813		98,261		(5.5)
Operating aircraft in fleet at end of period	136		143		(4.9)
Average daily aircraft utilization (hours)	11.2		11.6		(3.4)
Full-time equivalent employees at end of period	8,200		8,279		(1.0)

* Statistical calculations for 2009 and 2008, on an adjusted basis, exclude gains and losses as detailed in the attached
Reconciliation of GAAP Financial Information to Non-GAAP Financial Information.  Our second quarter 2008 financial data has been restated to reflect the required retrospective application of our adoption of Financial Accounting Standards Board Staff
Position APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including
Partial Cash Settlement).  The restatement resulted in a $917 thousand and $1.3 million increase to operating loss and net loss, respectively, for the three months ended June 30, 2008.

AirTran Holdings, Inc.
Consolidated Statements of Operations
(In thousands, except per share data and statistical summary)
(Unaudited)

	Six Months Ended June 30,				Percent
	2009		2008		Change
Operating Revenues:
Passenger	$1,023,072		$1,225,063		(16.5)
Other	122,536		64,708		89.4
Total operating revenues	1,145,608		1,289,771		(11.2)
Operating Expenses:
Salaries, wages and benefits	240,732		242,299		(0.6)
Aircraft fuel	292,773		636,569		(54.0)
Aircraft rent	120,989		121,692		(0.6)
Distribution	45,234		50,224		(9.9)
Maintenance, materials and repairs	95,911		84,773		13.1
Landing fees and other rents	71,149		68,794		3.4
Aircraft insurance and security services	10,316		10,840		(4.8)
Marketing and advertising	21,598		21,166		2.0
Depreciation	28,221		28,113		0.4
(Gain) loss on asset dispositions	3,306		(6,543)		—
Impairment of goodwill	—		8,350		—
Other operating	101,506		105,321		(3.6)
Total operating expenses	1,031,735		1,371,598		(24.8)
Operating Income (Loss)	113,873		(81,827)		—
Other (Income) Expense:
Interest income	(1,377)		(4,464)		(69.2)
Interest expense	40,979		40,743		0.6
Capitalized interest	(1,065)		(5,826)		(81.7)
Other	(4,296)		—		—
Net gains on derivative financial instruments	(28,225)		(38,370)		(26.4)
Other (income) expense, net	6,016		(7,917)		—
Income (Loss) Before Income Taxes	107,857		(73,910)		—
Income tax expense (benefit)	712		(23,723)		—
Net Income (Loss)	$107,145		$(50,187)		—
Income (Loss) per Common Share
Basic	$0.89		$(0.50)		—
Diluted	$0.78		$(0.50)		—
Weighted-average Shares Outstanding
Basic	119,993		100,605		19.3
Diluted	149,220		100,605		48.3
Operating margin	9.9	percent	(6.3	)percent	16.2	pts.
Net margin	9.4	percent	(3.9	)percent	13.3	pts.
Net margin, adjusted*	6.4	percent	(5.0	)percent	11.4	pts.

(continued on next page)

	Six Months Ended June 30,				Percent
	2009		2008		Change
Six Month Statistical Summary:
Revenue passengers	11,553,073		12,251,746		(5.7)
Revenue passenger miles (000s)	8,904,609		9,476,075		(6.0)
Available seat miles (000s)	11,327,284		12,228,154		(7.4)
Passenger load factor	78.6	percent	77.5	percent	1.1	pts
Departures	123,017		132,641		(7.3)
Average stage length (miles)	735		734		0.1
Average fare	$88.55		$99.99		(11.4)
Average yield per RPM	11.49	cents	12.93	cents	(11.1)
Passenger revenue per ASM	9.03	cents	10.02	cents	(9.9)
Total revenue per ASM	10.11	cents	10.55	cents	(4.2)
Operating cost per ASM	9.11	cents	11.22	cents	(18.8)
Operating cost per ASM, adjusted*	9.08	cents	11.20	cents	(18.9)
Non-fuel operating cost per ASM	6.52	cents	6.01	cents	8.5
Non-fuel operating cost per ASM, adjusted*	6.49	cents	6.00	cents	8.2
Average cost of aircraft fuel per gallon	$1.66		$3.39		(51.0)
Average economic cost of aircraft fuel per gallon	$1.69		$3.34		(49.4)
Gallons of fuel burned (000s)	176,166		187,866		(6.2)
Operating aircraft in fleet at end of period	136		143		(4.9)
Average daily aircraft utilization (hours)	10.9		11.3		(3.5)
Full-time equivalent employees at end of period	8,200		8,279		(1.0)

* Statistical calculations for 2009 and 2008, on an adjusted basis, exclude gains and losses as detailed in the attached
Reconciliation of GAAP Financial Information to Non-GAAP Financial Information. Our 2008 financial data has been restated to reflect the required retrospective application of our adoption of Financial Accounting Standards Board Staff
Position APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including
Partial Cash Settlement).  The restatement resulted in a $1.1 million and $1.8 million increase to operating loss and net loss, respectively, for the six months ended June 30, 2008.

Reconciliation of GAAP Financial Information to Non-GAAP
Financial Information

Three and Six Months Ended June 30, 2009 and 2008

We prepare our financial statements in accordance with generally accepted accounting principles (GAAP). Within our press release, we make reference to certain non-GAAP financial measures including net margin. Our disclosures may also exclude special or non-recurring items that we believe should be taken into consideration to more accurately measure and monitor our operating performance.  Our disclosure of non-fuel operating cost per available seat mile (non-fuel CASM) is consistent with financial measures reported by other airlines and analysts. We believe that non-fuel CASM and non-fuel CASM adjusted provide a useful understanding of our operations. Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond our control. Our press release also contains information regarding the components of GAAP fuel expense and net gains and losses on derivative financial instruments. These amounts have been included as supplemental information.

We also disclose net income, adjusted, which we sometimes also refer to as economic profit. Net income, adjusted excludes special or non-recurring items and unrealized gains or losses on derivative financial instruments.

We disclose both the average fuel cost per gallon and the average economic fuel cost per gallon. Average fuel cost per gallon is based on fuel expense as measured by GAAP and includes realized gains and losses on fuel related derivatives instruments which are accounted for as hedges. Average economic fuel cost per gallon includes realized gains and losses on all fuel related derivative instruments, including those which were not accounted for as hedges, but does not include unrealized gains and losses recognized under GAAP.

We consider our fuel related derivative contracts an important tool in managing costs related to jet fuel purchases.  We believe it is important to assess our financial performances by including the effect of the net cash settlements and excluding the mark-to-market adjustments for our unrealized gains and losses recorded in the income statement for contracts settling in future periods.

We believe that these measures represent useful internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses in evaluating performance with the belief that it will assist the investment community in assessing our underlying performance on a year-over-year and a quarter-over-quarter basis. However, because these measures are not determined in accordance with accounting principles generally accepted in the United States, such measures are susceptible to varying calculations and not all companies calculate the measures in the same manner. As a result the aforementioned measures as presented may not be directly comparable to similarly titled measures presented by other companies. The non-GAAP measures are presented as supplemental information and not as alternatives to any GAAP measurements.

Dollars in thousands, unless otherwise noted	Three months ended June 30,			Six months ended June 30,
	2009	2008		2009	2008
The following table calculates net margin, adjusted:
Net income (loss)	$78,438	$(14,830)		$107,145	$(50,187)
Gain on debt extinguishment, net of taxes	(3,262)	—		(3,584)	—
Unrealized gains on derivative financial
Instruments, net of taxes	(30,960)	(21,373)		(33,923)	(18,129)
(Gain) loss on asset dispositions, net of taxes	2,384	(4.089)		3,306	(4,089)
Impairment of goodwill	—	8,350			8,350
Net income (loss), adjusted	$46,600	$(31,942)		$72,944	$(64,055)
Total operating revenues	$603,653	$693,380		$1,145,608	$1,289,771
Net margin, adjusted	7.7%	(4.6	) %	6.4%	(5.0	) %
The following table calculates operating cost per ASM, adjusted:
Total operating expenses	$537,487	$739,821		$1,031,735	$1,371,598
Gain (loss) on asset dispositions	(2,384)	6,543		(3,306)	6,543
Impairment of goodwill	—	(8,350)		—	(8,350)
Operating expenses, adjusted	$535,103	$738,014		$1,028,429	$1,369,791
ASMs (000)	5,968,902	6,457,117		11,327,284	12,228,154
Operating cost per ASM (cents), adjusted	8.96	11.43		9.08	11.20
The following table calculates non-fuel operating cost per ASM and non-fuel operating cost per ASM, adjusted:
Total operating expenses	$537,487	$739,821		$1,031,735	$1,371,598
Aircraft fuel	(159,903)	(368,127)		(292,773)	(636,569)
Operating expenses, adjusted	$377,584	$371,694		$738,962	$735,029
ASMs (000)	5,968,902	6,457,117		11,327,284	12,228,154
Non-fuel operating cost per ASM (cents)	6.33	5.76		6.52	6.01
Total operating expenses	$537,487	$739,821		$1,031,735	$1,371,598
Aircraft fuel	(159,903)	(368,127)		(292,773)	(636,569)
Gain (loss) on asset dispositions	(2,384)	6,543		(3,306)	6,543
Impairment of goodwill	—	(8,350)		—	(8,350)
Non-fuel operating expenses, adjusted	$375,200	$369,887		$735,656	$733,222
ASMs (000)	5,968,902	6,457,117		11,327,284	12,228,154
Non-fuel operating cost per ASM (cents), adjusted	6.29	5.73		6.49	6.00
The following table provides detail of certain components of aircraft fuel expense and calculates average economic cost of aircraft fuel per gallon:
Aircraft fuel expense per GAAP	$159,903	$368,127		$292,773	$636,569
Realized (gains) losses on derivatives that do not qualify for hedge accounting, recorded in net(gains) losses on derivatives	3,625	(9,363)		5,698	(9,363)
Economic fuel expense	$163,528	$358,764		$298,471	$627,206
Gallons of fuel burned (000s)	92,813	98,261		176,166	187,866
Economic cost of aircraft fuel per gallon	$1.76	$3.65		$1.69	$3.34
The following table calculates diluted earnings per share, adjusted for the three months ended June 30, 2009:
Net income	$78,438
Gain on debt extinguishment, net of taxes	(3,262)
Unrealized gains on derivative financial instruments,
net of taxes	(30,960)
Loss on asset dispositions, net of taxes	2,384
Net income, adjusted	$46,600
Plus income effect of assumed conversion-interest on convertible debt	956
Income after assumed conversion, diluted	$47,556
Adjusted weighted-average shares outstanding, diluted	140,132
Diluted earnings per share, adjusted	$0.34

CONTACT: Christopher White (Media), +1-678-254-7442; or Jason Bewley (Investor Relations), +1-407-318-5188, both of AirTran Airways